UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2007

TERRA NOVA FINANCIAL GROUP, INC.
(Formerly Rush Financial Technologies, Inc.)
(Exact name of registrant as specified in its charter)

Texas	000-24057	75-2375969
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 South Wacker Drive, Suite 1550 Chicago, IL 60606
(Address of principal execute offices, including zip code)

(Registrant's telephone number, including area code): (312) 827-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

           On May 25, 2007, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Exhibits, Pro Forma Financial Information and Exhibits.
(d)	Exhibits

99.1	Press Release

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NOVA FINANCIAL GROUP, INC.
(Registrant)

By:/s/ Michael Nolan
Michael Nolan, Chief Executive Officer

Date: May 29, 2007